Exhibit 99.1

www.centex.com
P.O. Box 199000
Dallas, Texas 75219-9000

2728 North Harwood
Dallas, Texas 75201-1516

Phone: (214) 981-5000
N e w s R e l e a s e

FOR IMMEDIATE RELEASE
For additional information, contact at (214) 981-5000:
Matthew G. Moyer, Vice President—Investor Relations
Eric Bruner, Director—Public Relations
http://www.centex.com
CENTEX REPORTS SECOND QUARTER RESULTS
DALLAS, Oct. 23, 2007 — Centex Corporation (NYSE: CTX) today reported financial results for its fiscal second quarter ended Sept. 30, 2007.
Highlights of the quarter ended Sept. 30, 2007 (compared to last year’s second quarter):
•	Loss from continuing operations was $5.26 per diluted share

•	Sales (orders) decreased 13% to 5,953

•	Reduced homebuilding SG&A expenses by 21% or $80 million

•	Reduced inventory of unsold homes by 28% to 4,708

•	Homebuilding cancellation rate decreased 200 bps to 35.4%
     “Market conditions were extremely challenging during the quarter, reflecting the serious disruptions in the credit and mortgage markets that occurred during that period,” said Tim Eller, Centex Corporation chairman and CEO. “In response, we meaningfully reduced prices in order to improve affordability for our home buyers. These actions were consistent with our continued focus on selling homes and generating cash as we structure for profitability.”
CORPORATE RESULTS
     Fiscal 2008’s second quarter revenues were $2.22 billion, 21% lower than the same quarter last year. The loss from continuing operations for the second quarter was $644 million, or a loss of $5.26 per diluted share, down from earnings of $80 million, or $0.65 per diluted share, in the previous year’s fiscal second quarter.
HOME BUILDING
     Fiscal 2008’s second quarter revenues were $2.11 billion, 21% lower than the same quarter last year mainly as a result of a 14% decrease in closings to 7,350 homes. Home building reported an operating loss of $953 million for the quarter, after $983 million, or $4.97 per diluted share, in impairments and other land charges. Housing operating earnings (housing revenues less housing cost of sales and SG&A) were $26 million, down from earnings of $259 million in the previous year. The decrease is a result of lower unit volume, an 8% decrease in the unit average sales price and higher sales incentives.

Centex Corporation, Page 2 of 3
     For the current six months, revenues were $3.91 billion, 26% lower than the same period last year. The reported homebuilding operating loss was $1.12 billion for the six-month period this year versus earnings of $461 million in the same period last year.
FINANCIAL SERVICES
     Financial Services reported an operating loss of $54 million this quarter, down from earnings of $26 million in the second quarter of fiscal 2007, due principally to increased reserves for potential future losses on its mortgage loan originations. CTX Mortgage originated loans for 80% of Centex Homes’ buyers during the second quarter, equal to last year’s second quarter.
     The operating loss was $39 million for the six-month period this year, down from earnings of $49 million in the same period last year. Centex’s Financial Services operations provide Centex home buyers with a streamlined home-closing and settlement process.
NON-GAAP FINANCIAL MEASURES
     Explanations of non-GAAP financial measures used in this press release and the accompanying attachments, and reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures, are given in the applicable attachments.
     Centex’s senior management will conduct a conference call to discuss the second quarter fiscal year 2008 financial results at 10 a.m. EDT (9 a.m. CDT) on Wednesday, Oct. 24. The conference call, accompanied by a slide presentation, will be webcast simultaneously on the Centex Web site at http://www.centex.com. A replay of the call, as well as the presentation, will be archived on that site.
# # #
     Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Centex is discussing its beliefs, estimates or expectations. Such statements include projections, forecasts, plans and objectives of management for future operations and operating and financial performance, as well as any related assumptions. These statements are not historical facts or guarantees of future performance, but instead represent only Centex’s belief at the time the statements were made regarding future events, which are subject to significant risks, uncertainties and other factors, many of which are outside of Centex’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties are described in greater detail in Centex’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), as well as recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are on file with the SEC and may be obtained free of charge through the Web site maintained by the SEC at http://www.sec.gov. The factors discussed in these reports include, but are not limited to, the effects of the current downturn in the homebuilding industry; changes in national or regional economic or business conditions, including employment levels and interest rates; competition; customer cancellations; shortages or price changes in raw materials or labor; the effects of recent disruptions in the mortgage finance industry, including tightening of credit and reduction in liquidity; the availability of adequate sources of financing; and other factors that could affect demand for our homes or mortgage loans, the profitability of our operations or our access to financing. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. Centex makes no commitment, and disclaims any duty, to update or revise any forward-looking statement to reflect future events or changes in Centex’s expectations.
-MORE-

Centex Corporation, Page 3 of 3
NOTE ATTACHMENTS:
(1) Revenues and Earnings by Lines of Business
(2) Consolidated Balance Sheet
(3) Home Building Revenues and Earnings
(4) Supplemental Home Building Data
(5) Supplemental Home Building Segment Data
(6) Supplemental Financial Services Data
(7) Supplemental Financial Data
(8) Reconciliation of Housing/Home Building Operating Earnings
-MORE-

Attachment 1
Centex Corporation and Subsidiaries
Revenues and Earnings by Lines of Business
(Dollars in thousands, except per share data)

	Quarter Ended			Six Months Ended
	September 30,			September 30,
	(unaudited)			(unaudited)
	2007	2006 (C)	Change	2007	2006 (C)	Change
Revenues
Home Building (A)	$2,105,484	$2,658,047	(21%)	$3,909,304	$5,307,884	(26%)
Financial Services	80,700	120,578	(33%)	178,666	243,319	(27%)
Other	34,744	36,963	(6%)	69,447	68,285	2%

Total	$2,220,928	$2,815,588	(21%)	$4,157,417	$5,619,488	(26%)

Operating Earnings (Loss)
Home Building (A)	$(952,693)	$148,735		$(1,124,472)	$460,648
Financial Services	(54,082)	26,164		(39,113)	49,251
Other	19,622	1,268		25,756	(499)

Total Operating Earnings (Loss)	(987,153)	176,167		(1,137,829)	509,400

Corporate General and Administrative Expenses (B)	(34,540)	(44,998)		(79,521)	(99,768)

Earnings (Loss) from Continuing Operations Before Income Taxes	(1,021,693)	131,169		(1,217,350)	409,632

Income Tax (Provision) Benefit	377,860	(50,747)		442,182	(156,782)

Earnings (Loss) from Continuing Operations	(643,833)	80,422		(775,168)	252,850

Earnings from Discontinued Operations, net	—	56,978		3,376	44,807

Net Earnings (Loss)	$(643,833)	$137,400		$(771,792)	$297,657

Earnings (Loss) Per Share — Basic
Continuing Operations	$(5.26)	$0.67		$(6.36)	$2.09
Discontinued Operations	—	0.48		0.03	0.37

Earnings (Loss) Per Share — Basic	$(5.26)	$1.15		$(6.33)	$2.46

Earnings (Loss) Per Share — Diluted
Continuing Operations	$(5.26)	$0.65		$(6.36)	$2.02
Discontinued Operations	—	0.46		0.03	0.36

Earnings (Loss) Per Share — Diluted	$(5.26)	$1.11		$(6.33)	$2.38

Average Shares Outstanding:
Basic	122,301,587	119,634,303		121,888,041	120,795,315
Diluted	122,301,587	123,504,535		121,888,041	124,862,624

(A)	See Attachment 3 for detailed home building segment revenues and earnings.

(B)	In connection with the change in the Company’s reporting segments at March 31, 2007, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expenses consistent with the structure of the internal organization. Prior periods have been restated accordingly.

(C)	Certain prior year items have been reclassified to conform to current period classifications.

Attachment 2
Centex Corporation and Subsidiaries
Condensed Consolidated Balance Sheet
(Dollars in millions)
(unaudited)

	September 30,	March 31,
	2007	2007
Assets
Cash -
Unrestricted	$100	$883
Restricted	121	146
Receivables -
Residential Mortgage Loans Held for Sale	935	1,688
Other Receivables	349	228
Inventories -
Homebuilding	7,596	8,633
Land Held Under Option Agreements not Owned	140	282
Other	31	36
Investments	269	282
Property and Equipment, net	103	136
Goodwill	160	219
Deferred Charges and Other Assets	1,166	667

	$10,970	$13,200

Liabilities and Stockholders’ Equity
Accounts Payable and Accrued Liabilities	$2,250	$2,344
Debt -
Non-Financial Services	3,659	3,904
Financial Services	801	1,663
Minority Interests	96	177
Stockholders’ Equity (A)	4,164	5,112

	$10,970	$13,200

(A)	Effective April 1, 2007, the Company adopted Financial Accounting Standards FIN 48, “Accounting for Uncertainty in Income Taxes.” The change in accounting for income taxes reduced retained earnings by $208 and stockholders’ equity by $213.

Attachment 3
Centex Corporation and Subsidiaries
Home Building Revenues and Earnings
(Dollars in thousands)

	Quarter Ended			Six Months Ended
	September 30,			September 30,
	(unaudited)			(unaudited)
	2007	2006	Change	2007	2006	Change
Home Building Revenues
East	$488,230	$572,540	(15%)	$849,006	$1,116,963	(24%)
Southeast	260,122	382,309	(32%)	473,979	780,091	(39%)
Central	221,939	283,528	(22%)	407,008	573,442	(29%)
Texas	256,306	267,697	(4%)	491,039	512,053	(4%)
Northwest	395,851	536,704	(26%)	791,376	1,041,583	(24%)
Southwest	426,290	549,008	(22%)	797,494	1,141,041	(30%)
Other Home Building	56,746	66,261	(14%)	99,402	142,711	(30%)

Total Home Building	$2,105,484	$2,658,047	(21%)	$3,909,304	$5,307,884	(26%)

Home Building Operating Earnings (Loss) (A)
East	$17,010	$75,556		$35,062	$158,535
Southeast	(153,088)	23,120		(166,105)	83,722
Central	(52,101)	188		(58,468)	9,821
Texas	19,708	23,548		33,844	43,895
Northwest	(195,767)	77,841		(227,848)	151,131
Southwest	(480,143)	(56,206)		(595,743)	(8,036)
Other Home Building	(108,312)	4,688		(145,214)	21,580

Total Home Building	$(952,693)	$148,735		$(1,124,472)	$460,648

(A)	Operating Earnings above exclude home building corporate general and administrative expenses which have been reclassified to Corporate General and Administrative Expenses in connection with the change in the Company’s reporting segments at March 31, 2007. Further information regarding the home building reporting segments shown above may be found in Part 1, Item 1 (Business) of Centex’s Form 10-K for the fiscal year ended March 31, 2007. Prior periods have been restated accordingly.

Attachment 4
Centex Corporation and Subsidiaries
Supplemental Home Building Data
(Dollars in thousands, except per unit data)
(unaudited)
MARGIN DATA

	Quarter Ended September 30,				Six Months Ended September 30,
	2007		2006		2007		2006
Revenues — Housing	$2,063,999	100.0%	$2,601,839	100.0%	$3,838,737	100.0%	$5,163,897	100.0%
Cost of Sales — Housing	(1,741,203)	(84.4%)	(1,967,634)	(75.6%)	(3,222,554)	(83.9%)	(3,834,145)	(74.2%)

Gross Margin — Housing	322,796	15.6%	634,205	24.4%	616,183	16.1%	1,329,752	25.8%

Revenues — Land Sales & Other	41,485		56,208		70,567		143,987
Cost of Sales — Land Sales & Other	(927,239)		(165,070)		(1,102,806)		(269,847)

Gross Margin — Land Sales & Other	(885,754)		(108,862)		(1,032,239)		(125,860)

Total Gross Margin	(562,958)	(26.7%)	525,343	19.8%	(416,056)	(10.6%)	1,203,892	22.7%

Selling, General & Administrative (A)	(296,631)	(14.1%)	(375,629)	(14.1%)	(595,259)	(15.2%)	(752,933)	(14.2%)

Goodwill Impairment	(61,322)	(2.9%)	—	—%	(61,322)	(1.6%)	—	—%

Other Income (Expense) (B)	(31,782)	(1.5%)	(979)	(0.1%)	(51,835)	(1.4%)	9,689	0.2%

Operating Earnings (Loss)	$(952,693)	(45.2%)	$148,735	5.6%	$(1,124,472)	(28.8%)	$460,648	8.7%

Units Closed	7,350		8,525		13,445		16,843

Average Unit Sales Price	$280,816		$305,201		$285,514		$306,590
% Change	(8.0%)		2.9%		(6.9%)		5.1%

Average Neighborhoods	658		692		667		680
% Change	(4.9%)		12.5%		(1.9%)		11.3%

(A)	Selling, General & Administrative expenses above are those associated with field operations. As noted on Attachments 1 and 3, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expense and are no longer included in the calculation of home building operating earnings, consistent with the structure of the internal organization. Prior periods have been restated accordingly.

(B)	Other Income (Expense) includes losses from unconsolidated entities of $36,840, $5,706, $62,193 and $201, respectively.
IMPAIRMENTS AND WRITE-OFFS

	Quarter Ended September 30,		Six Months Ended September 30,
	2007	2006	2007	2006
Impairment Charges	$846,887	$30,024	$989,479	$30,024
Write-offs of Land Deposits and Pre-Acquisition Costs	38,318	89,484	61,188	125,786
Goodwill Impairment	61,322	—	61,322	—
Share of Joint Venture Impairments	36,612	10,500	63,662	10,500

Total Impairments and Write-offs	$983,139	$130,008	$1,175,651	$166,310

LOT POSITION

	As of September 30,
	2007	2006	Change
Lot Owned and Controlled:

Lots Owned	92,035	109,854	(16%)

Lots Controlled	39,480	135,749	(71%)

Total	131,515	245,603	(46%)

Attachment 5
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Housing Activity by Geographic Area
(Unaudited)

	Closings (Units)
	Quarter Ended September 30,			Six Months Ended September 30,
	2007	2006	Change	2007	2006	Change
East	1,553	1,725	(10%)	2,672	3,378	(21%)
Southeast	965	1,305	(26%)	1,681	2,498	(33%)
Central	1,079	1,274	(15%)	1,947	2,594	(25%)
Texas	1,490	1,608	(7%)	2,890	3,114	(7%)
Northwest	1,009	1,161	(13%)	1,996	2,251	(11%)
Southwest	1,137	1,275	(11%)	2,032	2,639	(23%)
Other Home Building	117	177	(34%)	227	369	(38%)

	7,350	8,525	(14%)	13,445	16,843	(20%)

	Housing Revenues (Dollars in thousands)
	Quarter Ended September 30,			Six Months Ended September 30,
	2007	2006	Change	2007	2006	Change
East	$474,666	$571,021	(17%)	$829,539	$1,114,994	(26%)
Southeast	253,061	369,567	(32%)	461,184	740,575	(38%)
Central	220,727	278,911	(21%)	403,747	567,176	(29%)
Texas	252,313	254,670	(1%)	484,704	487,848	(1%)
Northwest	395,155	535,351	(26%)	787,713	1,028,713	(23%)
Southwest	423,144	538,676	(21%)	791,075	1,113,412	(29%)
Other Home Building	44,933	53,643	(16%)	80,775	111,179	(27%)

	$2,063,999	$2,601,839	(21%)	$3,838,737	$5,163,897	(26%)

	Sales (Orders) Backlog			Sales (Orders) Backlog
	(Units)			(Dollars in thousands)
	As of September 30,			As of September 30,
	2007	2006	Change	2007	2006	Change
East	1,575	2,461	(36%)	$512,869	$791,961	(35%)
Southeast	1,310	2,802	(53%)	335,780	886,006	(62%)
Central	1,677	2,003	(16%)	330,122	415,477	(21%)
Texas	1,832	2,619	(30%)	310,524	413,918	(25%)
Northwest	1,514	2,105	(28%)	621,031	964,214	(36%)
Southwest	1,653	2,915	(43%)	540,387	1,311,353	(59%)
Other Home Building	72	717	(90%)	26,674	281,043	(91%)

	9,633	15,622	(38%)	$2,677,387	$5,063,972	(47%)

	Sales (Orders) (Units)
	Quarter Ended September 30,			Six Months Ended September 30,
	2007	2006	Change	2007	2006	Change
East	1,117	1,217	(8%)	2,399	2,766	(13%)
Southeast	729	815	(11%)	1,472	1,832	(20%)
Central	907	1,027	(12%)	1,880	2,335	(19%)
Texas	1,267	1,710	(26%)	2,702	3,544	(24%)
Northwest	791	996	(21%)	1,705	2,142	(20%)
Southwest	1,085	1,052	3%	2,182	2,381	(8%)
Other Home Building	57	11	418%	87	78	12%

	5,953	6,828	(13%)	12,427	15,078	(18%)

Attachment 6
Centex Corporation and Subsidiaries
Supplemental Financial Services Data
(Unaudited)
CTX Mortgage Company

	Quarter Ended September 30,			Six Months Ended September 30,
	2007	2006	Change	2007	2006	Change
Originations
Builder	5,445	6,429	(15%)	9,986	12,494	(20%)
Retail	6,602	7,739	(15%)	14,053	16,656	(16%)

Total	12,047	14,168	(15%)	24,039	29,150	(18%)

Loan Volume (in billions)	$2.69	$3.36	(20%)	$5.46	$6.85	(20%)

Average Loan Size	$223,000	$237,000	(6%)	$227,000	$234,900	(3%)

Attachment 7
Centex Corporation and Subsidiaries
Supplemental Financial Data — Debt-to-Capitalization Ratio
(Dollars in millions)
(Unaudited)

	As of September 30, 2007	As of March 31, 2007	As of September 30, 2006
Consolidated Debt/Capitalization (A)
Debt	$4,460	$5,567	$6,255
Minority Interests	96	177	475
Less Minority Interests on Lot Options (C)	(78)	(153)	(443)
Stockholders’ Equity	4,164	5,112	5,097

Capitalization	8,642	10,703	11,384
Less Unrestricted Cash	(100)	(883)	(48)

Net Capitalization	$8,542	$9,820	$11,336

Consolidated Debt-to-Capitalization Ratio	51.6%	52.0%	54.9%

Consolidated Net Debt-to-Capitalization Ratio (D)	51.0%	47.7%	54.8%

Debt/Capitalization, Excluding Financial Services (B)
Debt	$3,659	$3,904	$4,455
Minority Interests	95	176	474
Less Minority Interests on Lot Options (C)	(78)	(153)	(443)
Stockholders’ Equity	4,164	5,112	5,097

Capitalization	7,840	9,039	9,583
Less Unrestricted Cash	(81)	(871)	(42)

Net Capitalization	$7,759	$8,168	$9,541

Debt-to-Capitalization Ratio	46.7%	43.2%	46.5%

Net Debt-to-Capitalization Ratio (D)	46.1%	37.1%	46.3%

(A)	Consolidated capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity, including Financial Services.

(B)	Capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity. Capitalization presented above reflects Financial Services on an equity basis and does not include debt or minority interests attributable to Financial Services.

(C)	Pursuant to the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised (“FIN 46”), the Company consolidates certain lot option agreements and records the deposit and remaining purchase price related to these options as land held under option agreements not owned with a corresponding increase in minority interests. These minority interests are excluded from the debt-to-capitalization ratio as the Company is not obligated to purchase the properties and pay these amounts.

(D)	Net debt-to-capitalization ratios are provided reflecting net capitalization, including net debt (debt less unrestricted cash), minority interest (excluding lot options), and stockholders’ equity. We believe this ratio reflects the debt/capitalization structure in a more inclusive manner as unrestricted cash could be applied to reduce debt at quarter end.
Debt-to-capitalization is a common financial ratio used in the homebuilding industry to evaluate debt capacity and leverage.

Attachment 8
Centex Corporation and Subsidiaries
Reconciliation of Housing/Home Building Operating Earnings
(Dollars in thousands)
(unaudited)

	Quarter Ended September 30,				Six Months Ended September 30,
	2007		2006		2007		2006
HOME BUILDING

Revenues — Housing	$2,063,999	100.0%	$2,601,839	100.0%	$3,838,737	100.0%	$5,163,897	100.0%
Cost of Sales — Housing	(1,741,203)	(84.4%)	(1,967,634)	(75.6%)	(3,222,554)	(83.9%)	(3,834,145)	(74.2%)

Gross Margin — Housing	322,796	15.6%	634,205	24.4%	616,183	16.1%	1,329,752	25.8%

Selling, General & Administrative	(296,631)	(14.3%)	(375,629)	(14.5%)	(595,259)	(15.6%)	(752,933)	(14.6%)

Housing Operating Earnings (Loss) (A)	26,165	1.3%	258,576	9.9%	20,924	0.5%	576,819	11.2%

Revenues — Land Sales & Other	41,485		56,208		70,567		143,987
Cost of Sales — Land Sales & Other	(927,239)		(165,070)		(1,102,806)		(269,847)

Gross Margin — Land Sales & Other	(885,754)		(108,862)		(1,032,239)		(125,860)

Goodwill Impairment	(61,322)		—		(61,322)		—

Other Income (Expense)	(31,782)		(979)		(51,835)		9,689

Operating Earnings (Loss)	$(952,693)	(45.2%)	$148,735	5.6%	$(1,124,472)	(28.8%)	$460,648	8.7%

(A)	Housing Operating Earnings is defined as housing revenues less housing cost of sales less selling, general & administrative expenses. Housing Operating Margin is defined as housing operating earnings divided by total housing revenues.